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                                                                   Exhibit 10.26










                            THE PENN TRAFFIC COMPANY



                          SUPPLEMENTAL RETIREMENT PLAN
                                       FOR
                             NON-EMPLOYEE EXECUTIVES




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                                TABLE OF CONTENTS

Article I Establishment, Purpose and Effective Date of Plan....................1
     1.1  Establishment........................................................1
     1.2  Purpose..............................................................1
     1.3  Effective Date.......................................................1

Article II Definitions.........................................................1
     2.1  Definitions..........................................................1
     2.2  Other Defined Terms..................................................4
     2.3  Gender and Number....................................................4

Article III Vesting............................................................4
     3.1  Vesting..............................................................4

Article IV Accounts and Credits To Accounts....................................4
     4.1  Accounts.............................................................4
     4.2  Basic Pay-Based Credits..............................................4
     4.3  Interest Credits.....................................................5
     4.4  Opening Account Balance..............................................5

Article V Retirement Benefits..................................................6
     5.1  Normal Retirement Benefit............................................6
     5.2  Late Retirement Benefit..............................................6
     5.3  Early Retirement Benefit.............................................6
     5.4  Disability Benefit...................................................7
     5.5  Form of Benefit......................................................7
     5.6  Payment of Normal Retirement Benefit.................................8
     5.7  Termination Prior to Normal Retirement...............................8
     5.8  Limitation on Annual Benefits.......................................10

Article VI Claims Procedure...................................................11
     6.1  Written Request.....................................................11
     6.2  Notice of Denial....................................................11
     6.3  Content of Notice...................................................11
     6.4  Review Procedures...................................................12
     6.5  Decision on Review..................................................12

Article VII General Provisions................................................13
     7.1  Administration......................................................13
     7.2  Funding.............................................................13
     7.3  No Employment Contract..............................................13
     7.4  Spendthrift Provision...............................................14
     7.5  Binding Effect......................................................14


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     7.6  Applicable Law......................................................14
     7.7  Administrative Discretion...........................................14
     7.8  Withholding.........................................................14
     7.9  Severability........................................................15
     7.10 Amendment and Termination...........................................15
     7.11 Titles and Headings Not to Control..................................16
     7.12 Small Benefits......................................................16


EXHIBIT A   Actuarial Equivalence Factors

EXHIBIT B   Beneficiary Designations

FORM I      Beneficiary Designation

FORM II     Beneficiary Designation for 50% or 100% Joint and Survivor Annuity

FORM III    Beneficiary Designation for 10 Year Certain Life Annuity







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                            THE PENN TRAFFIC COMPANY
                          SUPPLEMENTAL RETIREMENT PLAN
                                       FOR
                             NON-EMPLOYEE EXECUTIVES


                                   ARTICLE I
                ESTABLISHMENT, PURPOSE AND EFFECTIVE DATE OF PLAN


1.1 ESTABLISHMENT. The Penn Traffic Company ("Company"), a Delaware corporation, hereby establishes a supplemental retirement program for certain non-employee executives, which shall be known as The Penn Traffic Company Supplemental Retirement Plan For Non-Employee Executives ("Plan").

1.2 PURPOSE. The purpose of the Plan is to provide to the Executives named in Exhibit "A", as amended from time to time, retirement income. Payment of the retirement benefits under this Plan shall be made from the general assets of the Company, or by such other method as is consistent with Section 7.2 of this Plan and which is agreed to by the Executives and the Company.

1.3      EFFECTIVE DATE.  The Plan shall be effective as of  June 29, 1999.

                                   ARTICLE II
                                   DEFINITIONS

2.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

         (A) "Account" means the bookkeeping account established and maintained with respect to an Executive pursuant to Section 4.1.


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         (B)      "Accrued Benefit" means, with respect to an Executive, the monthly benefit determined in accordance with Section 5.1, payable in the form of a single life annuity commencing at Normal Retirement Date, or, if later, actual Termination Date.

         (C) "Actuarial Equivalent", means with respect to a specified annuity or benefit, another annuity or benefit commencing at a different date and/or payable in a different form, but which has the same present value when computed using the applicable mortality and interest rate assumptions set forth in Exhibit A, attached hereto.

         (D) "Beneficiary" means the person(s) properly designated to receive, under provisions of the Plan, benefits payable in the event of the Executive's death.

         (E)      "Board" means the Board of Directors of the Company.

         (F) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any regulations relating thereto.

         (G) "Committee" means the Compensation and Stock Option Committee of the Board.

         (H) "Company" means The Penn Traffic Company, a Delaware corporation.

         (I) "Compensation" means (i) with respect to Gary D. Hirsch, $950,000 per annum and (ii) with respect to Martin A. Fox, $500,000 per annum, prorated by days for the short year in which their Termination Date occurs.

         (J) "Corporate Plan" means The Penn Traffic Company Cash Balance Pension Plan.


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         (K)      "Disability" means being Disabled under Section 8(b) of the
                  Management Agreement.

         (L)      "Effective Date" means June 29, 1999.

         (M) "Executive" means Gary D. Hirsch ("Hirsch") and Martin A. Fox ("Fox").

         (N) "Interest Credits" means additions to an Executive's Account determined pursuant to Section 4.3. Interest Credits shall be earned each Plan Year based on the "Applicable Interest Rate" as defined in Exhibit A, attached hereto.

         (O) "Management Agreement" means the management agreement between the Company and Hirsch & Fox, L.L.C. dated June 29, 1999 and any extension or renewal thereof, or successor agreement thereto.

          (P) "Normal Retirement Date" means the first day of the month coinciding with or next following the date the Executive attains age 65.

         (Q) "Opening Account Balance" means the initial bookkeeping account established pursuant to Section 4.4 of the Plan.

         (R) "Pay-Based Credit" means additions to an Executive's Account determined pursuant to Section 4.2.

         (S) "Plan" means The Penn Traffic Company Supplemental Retirement Plan for Non-Employee Executives, as amended from time to time.

         (T) "Plan Year" means the period June 29, 1999 through December 31, 1999 and each subsequent twelve-month period from January 1st through December 31st for which this Plan is in effect.


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         (U)      "Retirement Benefit" means the benefit payable to the
                  Executive on or after his Termination Date, but prior to his death, pursuant to Article V of the Plan.

         (V) "Surviving Spouse" means a person who is married to the Executive at the date of his death, provided the Executive was married to that person throughout the one-year period ending on the date of his death.

         (W) "Termination Date" means the date on which the Executive ceases to provide services to the Company under the Management Agreement for any reason.

2.2 OTHER DEFINED TERMS. Any capitalized terms that are used in the Plan, which are not defined in this Article, shall have the meaning stated in the Corporate Plan.

2.3 GENDER AND NUMBER. Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

                                  ARTICLE III
                                     VESTING

3.1 VESTING. All benefits under this Plan shall be fully vested and nonforfeitable at all times.

                                   ARTICLE IV
                        ACCOUNTS AND CREDITS TO ACCOUNTS

4.1      Accounts.

         (B) When an Account is initially established for an Executive, the Account shall be credited with an Opening Account Balance in accordance with Section 4.4

4.2 BASIC PAY-BASED CREDITS. An Executive shall accrue a Pay-Based Credit under this Section 4.2 for each Plan Year. The amount of the Pay-Based Credit for an Executive shall be three percent (3%) of the Executive's Compensation for such Plan Year. The


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         determination of the amount creditable hereunder for a Plan Year shall be made as of the last day of the Plan Year.

4.3 INTEREST CREDITS. Each Plan Year each Executive's Account shall be automatically increased as of the last day of such Plan Year by crediting the balance in such Account as of the last day of the previous Plan Year (or, in the case of the first Plan Year, as of the Effective Date), with an Interest Credit equal to said Account balance multiplied by 5%. Such Interest Credits shall continue after the Executive's Termination Date, provided, however, that no Interest Credits shall be made to an Executive's Account for any Plan Year beginning on or after the date on which payment of his benefit commences. For the Plan Year in which the Executive's benefit commencement date occurs, an Interest Credit shall be made on a pro rata basis through the end of the month prior to the month in which the date of benefit commencement occurs.

4.4 OPENING ACCOUNT BALANCE. Fox shall have an Opening Account Balance as of the Effective Date which shall be reflected in an initial bookkeeping account established on his behalf. Fox's Opening Account Balance shall be $175,000.






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                                   ARTICLE V
                               RETIREMENT BENEFITS

5.1 NORMAL RETIREMENT BENEFIT. An Executive whose Termination Date is on or after his Normal Retirement Date shall be entitled to receive a "Normal Retirement Benefit" commencing on his Normal Retirement Date. An Executive's Normal Retirement Benefit shall be the monthly benefit payable as a single life annuity which is the Actuarial Equivalent of the Executive's Account value as of the Executive's Normal Retirement Date. An Executive's Accrued Benefit as of any date prior to the Executive's Normal Retirement Date shall be the monthly benefit payable as a single life annuity which is the Actuarial Equivalent of the Executive's Account value at the date of determination projected to the value it would have at the Executive's Normal Retirement Date assuming additional Interest Credits continue to be made to the Account through the Executive's Normal Retirement Date.

5.2 LATE RETIREMENT BENEFIT. If an Executive remains employed beyond his Normal Retirement Date, he shall be entitled to receive a retirement benefit equal to the greater of (i) the monthly benefit payable as a single life annuity that is the Actuarial Equivalent of the value of his Account as of his actual retirement date, considering all Pay-Based Credits and Interest Credits thereto after his Normal Retirement Date, or (ii) the Actuarial Equivalent of his Normal Retirement Benefit computed at Normal Retirement Date, but based on payment commencing at the time of actual retirement.

5.3 EARLY RETIREMENT BENEFIT. An Executive who has attained age 55 may elect to retire prior to his Normal Retirement Date. Such an Executive shall receive a retirement benefit commencing at Normal Retirement Date equal to his Normal Retirement Benefit.


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5.4      DISABILITY BENEFIT. An Executive who incurs a Disability prior to his
         Termination Date has a right to a Retirement Benefit. Such a Disabled Executive, or an Executive who, subsequent to his Termination Date becomes Disabled, shall be entitled to receive a Retirement Benefit payable as of the first day of any month subsequent to the determination of Disability under the Management Agreement. The amount of the disability benefit shall be the Actuarial Equivalent of the Normal Retirement Benefit.

5.5 FORM OF BENEFIT. At least six months prior to the Executive's Termination Date, or, subject to the consent of the Committee, at any time prior to the Executive's Termination Date, the Executive may elect to receive his Retirement Benefit in one of the following forms:

                  (B) a 50% joint and survivor annuity, payable monthly,

                  (D) a single life annuity, payable monthly, with 10 years certain; or Each of the optional forms of benefit under Sections 5.5(B) through (E) above, shall be the Actuarial Equivalent of the Executive's Retirement Benefit. Unless the Executive shall have otherwise elected as described above, the Executive's Retirement Benefit shall be paid in a single lump sum, notwithstanding any other provision of the Plan. For the joint and survivor options in Section 5.5(B) and (C) above, the Executive shall designate a single Beneficiary before the commencement date described in Section 5.6 ("commencement date"). The designation may be changed up to the commencement date, but not thereafter. Thus, no survivor benefits shall be payable if the Beneficiary predeceases the Executive after the commencement date. For purposes of any benefit payable upon the Executive's death prior to the commencement of his benefit payments


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         and for purposes of the 10-year certain option in Section 5.5(D), (i)
         the Executive may designate one or more primary Beneficiaries and one or more secondary Beneficiaries; (ii) the designation may be changed up to the Executive's date of death; and (iii) if no designated Beneficiary survives the Executive, any payments due as the result of the Executive's death prior to the commencement of payments or due for the remainder of the10-year period shall be paid to the Executive's estate. Sample Beneficiary designations are attached at Exhibit B.

5.6 PAYMENT OF NORMAL RETIREMENT BENEFIT. Once the Executive has reached the Executive's Normal Retirement Date, payment of the Retirement Benefit shall commence on the first day of the month following the month in which the Termination Date occurs. Other than in the case of a lump sum payment, payment of the Retirement Benefit shall cease as of the first day of the month following the death of the Executive or the Executive's Beneficiary, as the case may be, except when paid in the form of a single life annuity with 10 years certain and the Executive dies prior to the receipt of 120 monthly payments, in which case payments shall cease upon payment of the 120th monthly payment.

5.7 TERMINATION PRIOR TO NORMAL RETIREMENT. In the event the Executive's Termination Date is prior to the Executive's Normal Retirement Date, the Executive shall be entitled to be paid his Retirement Benefit pursuant to this Article V as follows:

         (A) EARLY RETIREMENT. In the event the Executive's Termination Date is after he has attained at least age fifty-five (55), the Executive shall be entitled to receive his Retirement Benefit. The Retirement Benefit shall be determined by: (i) applying


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                  the formula in Section 4.1 as of the date benefits commence
                  ("early retirement date"); and (ii) reducing the resulting amount by one-third of one percent (1/3%) for each month by which the early retirement date precedes the Executive's sixty-fifth (65th) birthday. In the event the Executive's Termination Date is before January 1, 2003 and before he has attained age 55, the Executive shall be entitled to receive, upon reaching age 55, the reduced Retirement Benefit described in the preceding sentence.

         (B) EARLY PAYMENT. In lieu of a Retirement Benefit commencing at Normal Retirement Date or an Early Retirement Benefit, described in Subsection (A), above, an Executive may elect early payment of the Actuarial Equivalent of his Normal Retirement Benefit in a lump sum or annuity form of payment. Such benefit may commence at the later of January 1, 2003 or the first day of the month following his Termination Date.

         (C) DEATH. If the Executive dies prior to the commencement of any benefit payments under this Plan whether before or after his Termination Date, the Executive's Beneficiary shall be entitled to commence payment of a death benefit as of the first day of any month after the Executive's death. Unless the Beneficiary elects a form of benefit payment listed under
                  Section 5.5(A) through (D), the death benefit shall be payable in a single lump sum in an amount which is the Actuarial Equivalent of the Executive's Account value at the date of his death increased by any Interest Credits made under the Plan prior to the date on which distribution of the benefit is made or commences. The foregoing rules regarding the payment of


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                  death benefits under the Plan also shall apply if the
                  Executive's Termination Date is after his Normal Retirement Date and the Executive dies before the payment of benefits commences under the Plan.

         (D) DEATH AFTER BENEFIT PAYMENTS Commence. If the Executive dies after the commencement of benefit payments under this Plan, benefits shall continue to the extent called for under the optional form of benefit which had previously commenced.

5.8 LIMITATION ON ANNUAL BENEFITS. Notwithstanding anything to the contrary set forth herein, the annual "pension expense" of the Company with respect to this Plan for any Plan Year with respect to the Executives as of the Effective Date shall not exceed $100,000 (or, for any Plan Year consisting of less than twelve (12) months, the product of (A) $100,000 and (B) a fraction, the numerator of which is the number of full months in such short Plan Year, and the denominator of which is twelve) ("Annual Limit"). For purposes of this Section 5.8, the term "pension expense" shall mean the annual pension expense of the Company as determined pursuant to Financial Accounting Standard #87, as calculated by the Company's regular independent accounting firm. In the event the Company's annual pension expense, determined in the absence of this Section 5.8, would exceed the Annual Limit (the "Excess Pension Expense"), the benefit of the Executives accrued for such Plan Year shall be reduced in the following manner:

                  (i) by reducing the Interest Credits under Section 4.1 by 50% of the Excess Pension Expense and allocating the reduction in proportion to the amount


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                           of such Interest Credits attributable to each
                           Executive prior to the reduction mandated by this
                           Section 5.8; and

                  (ii) by reducing the Pay-Based Credits under Section 4.2 by 50% of the Excess Pension Expense and allocating the reduction in proportion to the Pay-Based Credit for each Executive prior to the application of the reduction mandated by this Section 5.8.

                                   ARTICLE VI
                                CLAIMS PROCEDURE

6.1 WRITTEN REQUEST. Any claim for benefits by the Executive or his Beneficiaries shall be made in writing to the Committee. In this
         Article VI, the Executive and his Beneficiaries are referred to collectively as claimants.

6.2 NOTICE OF DENIAL. If the Committee denies a claim in whole or in part, it shall send the claimant a written notice of the denial within 90 days after the date if receives a claim, unless it needs additional time to make its decision. In that case, the Committee may authorize an extension of up to an additional 90 days, if it notifies the claimant of the extension within the initial 90-day period. The extension notice shall state the reasons for the extension and the expected decision date.

6.3 CONTENT OF NOTICE. A denial notice shall be written in a manner calculated to be understood by the claimant and shall contain:

         (A)      the specific reason or reasons for the denial of the claim;

         (B) specific reference to pertinent Plan provisions upon which the denial is based ;

         (C) a description of any additional material or information necessary to perfect the claim, with an explanation of why the material or information is necessary; and


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         (D)      an explanation of the review procedures provided below.

6.4      REVIEW PROCEDURES.

         (A) Within 60 days after the claimant receives a denial notice, the claimant may file a request for review with the Committee. Any such request must b made in writing.

         (B) A Claimant who timely requests a review shall have the right to review pertinent documents, to submit additional information or written comments, and to be represented.

6.5      DECISION ON REVIEW.

         (a) The Committee shall send the claimant a written decision on any request for review within 60 days after the date it receives a request for review, unless an extension of time is needed, due to special circumstances. In that case, the Committee may authorize an extension of up to an additional 60 days, provided it notifies the claimant of the extension within the initial 60-day period.

         (b) The review decision shall be written in a manner calculated to be understood by the claimant and shall contain:

                  (i)      the specific reason or reasons for the decision; and

                  (ii) specific reference to the pertinent Plan provisions upon which the decision is based.

         (c) If the Committee does not send the claimant a review decision within the applicable time period, the claim shall be deemed denied on review.

         (d) The review decision (including a deemed decision) shall be the Committee's final decision.


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                                  ARTICLE VII
                               GENERAL PROVISIONS

7.1 ADMINISTRATION. The Committee shall be responsible for the general operation and administration of the Plan and for carrying out the provisions hereof. The Committee shall be entitled to rely conclusively upon all tables, valuations certificates, opinions and reports furnished by any actuary, accountant, controller, counsel or other person employed or engaged by the Company with respect to the Plan.

7.2 FUNDING. The Board, in its sole discretion, may elect to fund the benefits payable under the Plan, through various investments. However, any such investment shall remain the property of the Company and be subject to the claims of general creditors of the Company. The Executive shall have only the rights of a general unsecured creditor of the Company with respect to any rights under this Plan. The Executive may not pledge as collateral any investments purchased to fund benefits under the Plan. Nothing contained in the Plan shall constitute a guaranty by the Company or any other entity or person that assets of the Company will be sufficient to pay any benefit hereunder. It is the intention of the parties that this Plan will be an unfunded deferred compensation plan solely for the benefit of non-employee executives and thus would not be subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). However, if the Plan is interpreted to be subject to ERISA, it is the intention of the parties that this Plan be an unfunded deferred compensation plan solely for the benefit of management and highly compensated employees for tax purposes and for purposes of Title I of ERISA.

7.3 NO EMPLOYMENT CONTRACT. Nothing contained in this Plan shall be construed as a contract of employment between the Company and the Executive or as a limitation on the right of


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         the Company to terminate, discontinue , or fail to renew or extend the
         Management Agreement, subject to the terms and conditions thereof, and without regard to the effect that such discontinuity may have upon the Executive's rights or potential rights, if any, under this Plan.

7.4 SPENDTHRIFT PROVISION. No interest of any person or entity in, or right to receive a benefit under, the Plan shall be subject in any manner to sale, transfer, assignment, pledge, attachment, garnishment, or other alienation or encumbrance of any kind; nor may such interest or right to receive a benefit be taken, either voluntarily or involuntarily, for the satisfaction of the debts of or other obligations or claims against, such person or entity, including claims for alimony, support, separate maintenance and claims in bankruptcy proceedings.

7.5 BINDING EFFECT. This Plan shall be binding upon and inure to the benefit of the Executives, their Surviving Spouses and Beneficiaries, the Company and any successor to the Company, whether by merger, consolidation, purchase, or otherwise.

7.6 APPLICABLE LAW. The Plan shall be governed by and construed in accordance with the laws of the State of New York, except to the extent preempted by ERISA, if it is determined that the Plan is subject to ERISA.

7.7 ADMINISTRATIVE DISCRETION. The Plan shall be administered by the Committee.

7.8 WITHHOLDING. Any payment made pursuant to this Plan shall be reduced by federal and state income, FICA or other employee payroll, withholding or other similar taxes that the Executive's employer may be required to withhold. In addition, as the Retirement Benefit accrues during the period of time that the Executive provides services to the Company


                                       14
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         under the Management Agreement, the regular payments that the Company makes to Hirsch & Fox LLC with respect to the Executive's services to the Company shall be subject to FICA or other employee payroll, withholding or other similar taxes which the Company may be required to withhold on the accrual of benefits. The Company and Hirsch & Fox LLC shall make such arrangements as are necessary and appropriate, in the judgment of the Committee, to assure that the proper amount of federal and state income, FICA or other employee payment, withholding or similar tax has been withheld and reported to the appropriate governmental authority or authorities without duplication.

7.9 SEVERABILITY. If one or more provisions of this Plan, or any part thereof, shall be determined by a court of competent jurisdiction to be invalid or unenforceable, then the Plan shall be administered as if such invalid or unenforceable provision had not been contained in the Plan. The invalidity or unenforceability of any Plan provision, or any part thereof, shall not effect the validity and enforceability of any other Plan provision or any part thereof.

7.10 AMENDMENT AND TERMINATION. The Company intends to maintain this Plan until all benefit payments are made pursuant to the Plan. However, except as otherwise required by the Management Agreement, the Company reserves the right, in its sole discretion, to amend, suspend, or terminate the Plan at any time or from time to time, in whole or in part. Any such amendment, suspension or termination shall be made pursuant to resolutions of the Board. No amendment, suspension, or termination of the Plan shall affect directly or indirectly the rights of an Executive who has become vested in his Plan benefits prior to the effective date of the resolution amending, suspending, or terminating


                                       15
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         the Plan. (However, if the Plan is terminated, an Executive's benefit shall be based on Compensation and Years of Service as of the termination date.) Further, the Company, in the sole discretion of the Board, may pay such Executive, in a lump sum, the actuarial equivalent of the benefit provided by the Plan in complete satisfaction of its obligations under the Plan. Notwithstanding any other provision in the Plan to the contrary, the Plan shall terminate automatically upon the final payment of all amounts payable hereunder.

7.11 TITLES AND HEADINGS NOT TO CONTROL. The titles to the Articles and the headings of Sections in the Plan are placed herein for convenience of reference only, and in case of any conflict, the text of this instrument, rather that such titles or headings, shall control.

7.12 SMALL BENEFITS. If any monthly benefit that shall be payable to any person under the Plan shall be less than $400, then, if the Committee shall so direct, the aggregate of the amounts which shall be payable to such person in any year shall be paid in quarterly, semiannual or annual installments. If the present value of the accrued benefit of any Executive whose Termination Date is prior to age 55 is less than $3,500, then the Committee may at any time direct that the actuarial equivalent of such benefits (determined using the assumptions under Section 7.10 hereof) shall be paid to his in a lump sum in lieu of any benefits to which he may be entitled under this Plan.


                                      THE PENN TRAFFIC COMPANY


                                      By:
                                          ------------------------------------
                                          Francis D. Price, Jr.
                                          Vice President and Assistant Secretary




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                                    EXHIBIT A

                          ACTUARIAL EQUIVALENCE FACTORS


The interest rate, mortality table and other factors, if any, applicable for purposes of determining an Actuarial Equivalent benefit under Plan shall be determined in accordance with the applicable section of this Exhibit A as set forth below.

For purposes of this Exhibit A, "APPLICABLE MORTALITY TABLE" means the mortality table prescribed by the Internal Revenue Service, which shall be based on the prevailing commissioner's standard table (described in ss.807(d)(5)(A) of the Code) used to determine reserves for group annuity contracts issued on the date as of which a present value is determined (without regard to any other subparagraph of ss.807(d)(5) of the Code) as specified by the Internal Revenue Service.

Also for purposes of this Exhibit A, "APPLICABLE INTEREST RATE" means, for a Plan Year, the annual rate of interest on 30-year Treasury securities as specified by the Internal Revenue Service for August of the preceding Plan Year, in revenue rulings, notices or other guidance published in the Internal Revenue Bulletin.

LUMP SUM VALUE OF ACCRUED BENEFIT - For purposes of determining the Actuarially
     Equivalent lump sum value as of any determination date of a Participant's Accrued Benefit under the Plan, Actuarial Equivalence will be based upon the following:

     MORTALITY:            Applicable Mortality Table
     INTEREST RATE:        Applicable Interest Rate

CONVERSION OF ACCOUNT TO SINGLE-LIFE ANNUITY - For purposes of determining the
     Actuarially Equivalent single life annuity value of a Participant's Account under the Plan, Actuarial Equivalence will be based upon the following:

     MORTALITY:            Applicable Mortality Table
     INTEREST RATE:        Applicable Interest Rate

OPTIONAL FORMS - For purposes of converting a single life annuity to an Actuarially Equivalent optional form of payment under the Plan, other than a lump sum, Actuarial Equivalence will be based upon the following:

     MORTALITY:            1983 GAM (Unisex Table)
     INTEREST RATE:        7%

REDUCTION FOR EARLY RETIREMENT BENEFIT PAYMENTS PRIOR TO NORMAL RETIREMENT AGE -
     A Participant's Accrued Benefit shall be reduced by 5% for each year (or 5/12% for each full month) prior to Normal Retirement Date that such benefit is paid.

OTHER ACTUARIAL EQUIVALENCE DETERMINATIONS. The Applicable Interest Rate and the Applicable Mortality Table shall be used for all other actuarial equivalence determinations.

                                    EXHIBIT B


                            Beneficiary Designations

1. Sample Beneficiary Form I is to be used for the Executive to designate one or more Beneficiaries to receive his benefit under the Plan if he dies prior to commencement of his benefit payments.

2. Sample Beneficiary Form II is to be used if the Executive's benefits will be paid as a 50% or 100% joint and survivor annuity.

3. Sample Beneficiary Form III is to be used if the Executive's benefits will be paid as a single life annuity with 10 years certain life annuity.

                                     FORM I

                            THE PENN TRAFFIC COMPANY
                           EXECUTIVES' RETIREMENT PLAN

                             BENEFICIARY DESIGNATION

Executive:_____________________           Social Security Number:_______________


Primary Beneficiary:__________________________________________

Social Security Number:_______________________________________


Relationship:___________________________________________________________________

Address:________________________________________________________________________

INSTRUCTION: USE THE FOLLOWING SPACE TO PROVIDE THIS SAME INFORMATION ABOUT ADDITIONAL PRIMARY BENEFICIARIES, IF YOU WISH TO NAME MORE THAN ON PRIMARY BENEFICIARY. FOLLOWING THIS SAME INSTRUCTION BELOW, IF YOU WISH TO NAME MORE THAN ONE CONTINGENT BENEFICIARY.






Contingent Beneficiary:_______________________________________

Social Security Number:_______________________________________

Relationship:___________________________________________________________________

Address:________________________________________________________________________


Date:___________________                    ____________________________________

                                     FORM II

                            THE PENN TRAFFIC COMPANY
                           EXECUTIVES' RETIREMENT PLAN

       BENEFICIARY DESIGNATION FOR 50% OR 100% JOINT AND SURVIVOR ANNUITY


Executive:_____________________________________

Social Security Number:________________________


Beneficiary:___________________________________

Social Security Number:________________________

Relationship:___________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________



Date:___________________                     ___________________________________

                                    FORM III

                            THE PENN TRAFFIC COMPANY
                           EXECUTIVES' RETIREMENT PLAN

            BENEFICIARY DESIGNATION FOR 10 YEAR CERTAIN LIFE ANNUITY

Executive:________________                Social Security Number:_______________


Primary Beneficiary:__________________________________________

Social Security Number:_______________________________________

Relationship:___________________________________________________________________

Address:________________________________________________________________________

INSTRUCTION: USE THE FOLLOWING SPACE TO PROVIDE THIS SAME INFORMATION ABOUT ADDITIONAL PRIMARY BENEFICIARIES, IF YOU WISH TO NAME MORE THAN ON PRIMARY BENEFICIARY. FOLLOWING THIS SAME INSTRUCTION BELOW, IF YOU WISH TO NAME MORE THAN ONE CONTINGENT BENEFICIARY.




Contingent Beneficiary:__________________________________

Social Security Number:__________________________________

Relationship:___________________________________________________________________

Address:________________________________________________________________________


Date:___________________                        ________________________________